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[LOGO OF METLIFE]                           INDIVIDUAL VARIABLE ANNUITY APPLICATION                   SEND APPLICATION AND CHECK TO:
Home Office Address (no correspondence)                                                    FIRST METLIFE INVESTORS INSURANCE COMPANY
200 Park Avenue . New York, NY 10166                             Policy Service Office: P.O. Box 10366 . Des Moines, Iowa 50306-0366
                                              For Express Mail Only . 4700 Westown Parkway Ste. 200 . West Des Moines, IA 50266-2266
First MetLife Investors Variable Annuity Class A                                                 FOR ASSISTANCE CALL: THE SALES DESK

ACCOUNT INFORMATION

1. ANNUITANT

__________________________________________________________________________   Social
Name          (First)              (Middle)         (Last)                   Security Number ___________ -- __________ -- _________

                                                                             Sex [_] M [_] F   Date of Birth _______/_______/______

__________________________________________________________________________
Address   (Street - No P.O. Box)    (City)       (State)      (Zip)          Phone (_____) ________________________________________

2. OWNER (COMPLETE ONLY IF DIFFERENT THAN ANNUITANT)

Correspondence is sent to the Owner.


                                                                             Social
__________________________________________________________________________   Security/Tax ID Number ________ -- _______ -- ________
Name          (First)              (Middle)         (Last)

                                                                             Sex [_] M [_] F   Date of Birth/Trust _____/_____/____

__________________________________________________________________________
Address   (Street - No P.O. Box)    (City)       (State)      (Zip)          Phone (_____) ________________________________________

3. JOINT OWNER


                                                                             Social
__________________________________________________________________________   Security Number ___________ -- __________ -- _________
Name          (First)              (Middle)         (Last)

                                                                             Relationship to Owner _________________________________

                                                                             Sex [_] M [_] F   Date of Birth _______/_______/______

__________________________________________________________________________
Address   (Street - No P.O. Box)    (City)       (State)      (Zip)          Phone (_____) ________________________________________


4. BENEFICIARY

Show full name(s), address(es), relationship to Owner, Social Security Number(s), and percentage each is to receive. Use the Special
Requests section if additional space is needed. UNLESS SPECIFIED OTHERWISE IN THE SPECIAL REQUESTS SECTION, IF JOINT OWNERS ARE
NAMED, UPON THE DEATH OF EITHER JOINT OWNER, THE SURVIVING JOINT OWNER WILL BE THE PRIMARY BENEFICIARY, AND THE BENEFICIARIES LISTED
BELOW WILL BE CONSIDERED CONTINGENT BENEFICIARIES.

                                                                                      /   /                    -    -
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Primary Name                    Relationship                                       Date of Birth        Social Security Number   %

                                                                                      /   /                    -    -
------------------------------------------------------------------------------------------------------------------------------------
Primary Name                    Relationship                                       Date of Birth        Social Security Number   %

                                                                                      /   /                    -    -
------------------------------------------------------------------------------------------------------------------------------------
Contingent Name                 Relationship                                       Date of Birth        Social Security Number   %

                                                                                      /   /                    -    -
------------------------------------------------------------------------------------------------------------------------------------
Contingent Name                 Relationship                                       Date of Birth        Social Security Number   %

5. PLAN TYPE                                                                             6. PURCHASE PAYMENT

INDICATE ONLY HOW CONTRACT IS TO BE ISSUED.                                              Funding Source of Purchase Payment
                                                                                         ----------------------------------
.. NON-QUALIFIED ...............[_]                                                     [_] 1035 Exchange/Transfer [_] Check [_] Wire

.. QUALIFIED TRADITIONAL IRA* ..[_] Transfer [_] Rollover [_] Contribution - Year ______  Initial Purchase
                                                                                         Payment $____________________________
.. QUALIFIED SEP IRA* ..........[_] Transfer [_] Rollover [_] Contribution - Year ______           Make Check Payable to First
                                                                                                  MetLife Investors Insurance
                                                                                                            Company
.. QUALIFIED ROTH IRA* .........[_] Transfer [_] Rollover [_] Contribution - Year ______  (Estimate dollar amount for 1035 exchanges, transfers, rollovers, etc.)
.. QUALIFIED 401 ...............[_]
                                                                                          Minimum Initial Purchase Payment:
* THE ANNUITANT AND OWNER MUST BE THE SAME PERSON.                                           $5,000 (Non-Qualified)
                                                                                             $2,000 (Qualified)

4411 (2/12)                                                  [BAR CODE]                                                       APPANY
                                                                                                                            APR 2012
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RIDERS

7. BENEFIT RIDERS (Subject to age restrictions. Other restrictions may apply.)

These riders may only be chosen at the time of application. PLEASE NOTE, THERE ARE ADDITIONAL CHARGES FOR THE OPTIONAL RIDERS. ONCE
ELECTED THESE OPTIONS MAY NOT BE CHANGED.

1)   LIVING BENEFIT RIDER (Optional)

     GUARANTEED MINIMUM INCOME BENEFIT -- (GMIB)/1/

     [_] GMIB Max III

/1/  IF GMIB MAX IS CHOSEN, THE NY GMIB SUPPLEMENTAL APPLICATION (6720) MUST BE SIGNED AND SUBMITTED WITH THIS APPLICATION.

2)   DEATH BENEFIT RIDERS

     [_]  Principal Protection (no additional charge)

     [_]  Annual Step-Up

SIGNATURES

8. REPLACEMENTS

Does the applicant have any existing life insurance policies or annuity contracts?                     [_] Yes  [_] No

Is this annuity being purchased to replace any existing life insurance or annuity policy(ies)?         [_] Yes  [_] No

If "Yes" to either, applicable disclosure and replacement forms must be attached.

Replacement includes any surrender, loan, withdrawal, lapse, reduction in or redirection of payments on an annuity or life insurance contract in connection with this application.

9. ACKNOWLEDGEMENT AND AUTHORIZATION

I (We) agree that the above information and statements and those made on all pages of this application are true and correct to the best of my (our) knowledge and belief and are made as the basis of my (our) application. I (We) acknowledge receipt of the current prospectus of First MetLife Investors Insurance Company, First MetLife Investors Variable Annuity Account One. PAYMENTS AND VALUES
PROVIDED BY THE CONTRACT FOR WHICH APPLICATION IS MADE ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.



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   (Owner Signature & Title, Annuitant unless otherwise noted)



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                 (Joint Owner Signature & Title)



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          (Signature of Annuitant if other than Owner)

Signed at ______________________________________________________
                     (City)                    (State)

Date ___________________________________________________________

4411 (2/12)                                                   Page 2                                                          APPANY
                                                                                                                            APR 2012
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